Discontinued Operation	12 Months Ended
Dec. 31, 2021
Disclosure of discontinued operation [Abstract]
Discontinued Operation

Note 22:        Discontinued Operation

On September 15, 2014, a Statement of Claim was filed against the Company by some   shareholders of Polyheal (the "Plaintiffs") related to '2010 PolyHeal Agreement' in which PolyHeal granted the Company an exclusive global license to manufacture, develop and commercialize all the Polyheal Products in consideration for royalty payments.

During December 2017, following the Tel- Aviv District Court Ruling, the Company paid the Plaintiffs approximately $1,497 in consideration for PolyHeal's shares and recorded a full provision of $6,003 which represents the purchase price for the residual number of shares that the 2010 PolyHeal Agreements contemplate would be acquired by the Company from the shareholders of PolyHeal (the “Provision”).

On March 24, 2019, the Company entered into a settlement agreement and mutual general release with the Plaintiffs (the "Polyheal Settlement Agreement"). Pursuant to the terms of Polyheal Settlement Agreement, the Plaintiffs repaid to MediWound a portion of the amount that was ruled in their favor under the Tel Aviv District Court Ruling, and it resulted the cancellation of the 2017 Ruling that was issued by the District Court against MediWound.

In September 2019, the Company entered a new series of settlement agreements (the "New PolyHeal Settlement Agreements") with the majority of the shareholders of Polyheal, including Clal Biotechnology Industries Ltd., its controlling shareholder. Pursuant to the terms of New PolyHeal Settlement Agreements, the Company paid an aggregate amount of approximately $2,800 and received 14,473 shares of PolyHeal, which was classified as royalty rights arising from the Company’s ownership of shares of Polyheal.

As a result of the New PolyHeal Settlement Agreements, the Company recognized one-time profit from discontinued operation of $2,889, following the decrease of the provision which was offset by an impairment of the royalty rights and settlement fees.

In 2020 the Company finalized PolyHeal Settlement Agreements and paid $195 for 1,558 shares of PolyHeal. As of December 31, 2020, the provision for liability in respect of discontinued operation, was fully offset.